UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–06128)

Exact name of registrant as specified in charter:	Putnam Sustainable Leaders Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	June 30, 2019

Date of reporting period:	July 1, 2018 — June 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Sustainable Leaders Fund

Annual report
6 | 30 | 19

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNOPX

Putnam
Sustainable Leaders
Fund

Annual report
6 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

August 6, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

The managers of Putnam Sustainable Leaders Fund invest in companies that they believe have demonstrated a commitment to sustainable business practices. This commitment may be reflected through environmental, social, or corporate governance (ESG) policies, practices, or outcomes. Putnam believes that these types of companies can deliver more profitable, durable financial returns with lower risk profiles.

An enhanced analytical process

Sustainable investing is not a different asset class or investment style; it is an enhanced analytical approach. In our rapidly changing world, it is important for all investors to understand the risks and opportunities that lie beyond conventional financial statements. Thoughtful research that integrates relevant ESG considerations creates a more complete view of long-term fundamental business prospects. Recent research on investment performance indicates that companies adopting better corporate practices can also achieve better stock performance.

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Targeting companies with sustainable business practices

In analyzing companies for the portfolio, the fund’s managers look for excellence in areas such as clean and efficient materials use, plans to reduce carbon or water intensity, focus on employee well-being, improvements in workplace equality and diversity, and alignment of management incentives with the company’s sustainability objectives.

Rigorous analysis of company financial strength

With the goal of delivering capital appreciation for investors over time, the fund’s managers focus on companies with the potential to produce strong financial performance. They consider factors such as the stock’s valuation and the company’s financial strength, growth potential, competitive position, future earnings, and cash flows.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* Effective August 1, 2019, the fund’s benchmark changed to the S&P 500 Index.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/19. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

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During the period, the fund marked its one-year anniversary as a sustainable investing portfolio. What are your thoughts on this milestone?

KATHERINE We are pleased with our first year, in terms of both the research foundation we have built within our equity organization and the fund’s performance. It was quite a year for the stock market, which brought both extreme advances and extreme declines in stock prices. Interestingly, we found those conditions to be helpful in assessing our positioning. No matter how much thoughtful risk-oriented analysis we conduct, we cannot be sure it’s effective until the portfolios are tested in actual challenging market conditions. Overall, the fund performed as we would have expected in these extreme up-and-down market conditions, and produced strong returns for our shareholders.

Could you provide a review of your sustainability focus?

KATHERINE With this fund, we seek companies with excellent environmental, social, and/or governance [ESG] practices in areas that are relevant and material to their businesses. Companies in the portfolio are believed to offer durable financial performance with potentially

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Allocations are shown as a percentage of the fund’s net assets as of 6/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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lower risk profiles. We look for performance that demonstrates true leadership in areas such as clean and efficient materials use, reductions in carbon or water intensity, improvements in workplace equality and diversity, and alignment of management incentives with the company’s sustainability objectives.

Let’s turn to the 12-month reporting period, which ended on June 30, 2019. How was the investing environment for U.S. stocks?

SHEP Early in the period, which began in July 2018, U.S. stocks advanced and investors were generally unfazed by a number of political and economic uncertainties. Stocks performed well throughout the summer, and from July through September, they delivered their biggest quarterly gain in nearly five years. Stocks benefited from trends such as rising wages, low unemployment, positive investor sentiment, and tax relief for businesses as a result of the Tax Cuts and Jobs Act.

In October, however, conditions changed significantly. It was a turbulent month for stocks, and all three major U.S. equity indexes posted losses, including the S&P 500 Index, which recorded its worst monthly performance since 2011. In mid-October, for the second time in 2018, stocks experienced a correction — a drop of more than 10% from a recent high. The downturns were due to worries about rising interest rates, the U.S.–China trade conflict, and the potential for rising inflation. November and December brought still more volatility, and major indexes experienced their worst annual performance since 2008.

After the difficult end to 2018, stocks bounced back in early 2019. The Federal Reserve’s decision to put interest-rate hikes on hold boosted investor sentiment. Positive corporate earnings and better-than-expected economic growth helped U.S. stocks advance through April, when all three major indexes posted solid returns. However, volatility returned in the final two months of the period, as investor fears mounted over a slowing economic growth and the potential consequences of the escalating U.S.–China trade conflict.

How did the fund perform in this environment?

SHEP We are pleased to report that the fund delivered a gain of 15.46% during the period. The fund outperformed its benchmark, the Russell 3000 Growth Index, which posted a return of 10.60%. It also outperformed funds in its Lipper peer group, Multi-Cap Growth Funds, which delivered an average return of 10.23% for the period.

What were some holdings that contributed to performance during the period?

KATHERINE The top contributor to performance was our investment in Okta, a software company that specializes in cloud identity management. Okta provides businesses with technology to automate and modernize access to various business systems and applications with a focus on data security. In addition to its strong fundamentals, the company aligns with our sustainability mandate. Its products and services are aimed at improving efficiency and access to information in a way that is tailored to customer needs.

Danaher, a diversified health-care company, was also among the top contributors to fund performance. Since spinning off its industrial technologies business in 2016, Danaher has been able to focus more intently on the strengths of its health-care business. Investors have responded positively to the strong results from this business and to the additional opportunity presented by acquisitions. Danaher’s products are designed to improve effectiveness in diagnostics, research, and discovery — objectives that align with our sustainability

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mandate. The company is also a leader in investing in its own workforce, with a strong focus on internal talent development.

Chipotle Mexican Grill was also a performance highlight, and the company offers an attractive sustainability profile, in our view. Chipotle is focused on offering fresh ingredients that are sourced in sustainable ways and is committed to reducing food and packaging waste. In addition, Chipotle was one of only three businesses to earn an industry-leading “A” score for its comprehensive policies restricting the use of antibiotics in its supply chain. The company has made important improvements in food safety measures following outbreaks of foodborne illness linked to its restaurants in 2015. These efforts, in part, helped drive a turnaround in same-restaurant sales.

Could you discuss some holdings that detracted from the fund’s performance during the period?

KATHERINE The top detractor for the period was the stock of DXC Technology, an information technology company. Formerly known as CSC, the company merged with Hewlett Packard’s services business in March 2017 to create DXC. The stock struggled during the period as the company experienced operational challenges, and investors became concerned that the company’s focus on cost-cutting might not present strong growth potential. We believe that the worst of DXC’s post-merger challenges are likely now behind it, and the company’s earnings power may not be fully reflected in its stock price. This holding remained in the portfolio at the close of the period.

Another detractor that we continued to own at the close of the period was Webster Financial, a regional bank that has a health savings account business within it. Health savings accounts are tax-efficient vehicles that help consumers save for out-of-pocket health-care expenses. We believe the company is uniquely positioned over the long term to gather low-cost deposits due to its HSA Bank division. During this period, however, the growth in the HSA Bank was overshadowed by pressures across the entire banking sector. The primary reason for declines in the banking sector was concern over the flattening yield curve. Banks tend to benefit from a steep yield curve, which allows them to lend on higher long-term rates and borrow on lower short-term rates. Webster’s HSA business

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Sustainable Leaders Fund

also benefits from higher interest rates, so the company has felt this rate pressure across both sides of the business.

As the fund begins a new fiscal year, what is your outlook?

SHEP We believe that we are pretty late in the economic cycle, and to prepare for the possibility of greater economic pressures, we are reexamining our downside scenarios and making adjustments as necessary to holdings and allocations. As always, we conduct thoughtful analysis to determine what macroeconomic issues might affect the portfolio.

However, this is an actively managed fund, and regardless of the economic backdrop, our focus remains on individual stock selection. With our research-driven investment process, we consider fundamentals, valuation, and sustainability analysis for the companies we examine. Looking ahead, we believe that our range of investment opportunities will expand even further. Across every sector, we are seeing many more companies increasing their focus on relevant, strategic sustainability performance.

Thank you both for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Sustainable Leaders Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (8/31/90)
Before sales charge	11.82%	320.50%	15.45%	80.99%	12.60%	72.91%	20.03%	15.46%
After sales charge	11.59	296.32	14.76	70.58	11.27	62.97	17.68	8.82
Class B (3/1/93)
Before CDSC	11.59	295.93	14.75	74.33	11.76	69.09	19.14	14.60
After CDSC	11.59	295.93	14.75	72.34	11.50	66.09	18.43	10.04
Class C (7/26/99)
Before CDSC	11.53	290.04	14.58	74.32	11.76	69.06	19.13	14.60
After CDSC	11.53	290.04	14.58	74.32	11.76	69.06	19.13	13.67
Class M (12/1/94)
Before sales charge	11.25	299.92	14.87	76.53	12.04	70.36	19.43	14.89
After sales charge	11.12	285.92	14.46	70.35	11.24	64.39	18.02	10.87
Class R (1/21/03)
Net asset value	11.55	310.09	15.16	78.76	12.32	71.65	19.73	15.18
Class R6 (5/22/18)
Net asset value	12.07	331.75	15.75	83.52	12.91	74.47	20.39	15.89
Class Y (7/19/94)
Net asset value	12.07	331.13	15.73	83.25	12.88	74.22	20.33	15.74

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to R6 shares; had it, returns would have been higher.

10 Sustainable Leaders Fund

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 6/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Growth Index	10.04%	346.30%	16.13%	84.41%	13.02%	63.52%	17.81%	10.60%
Lipper Multi-Cap Growth
Funds category average*	10.35	301.34	14.74	67.58	10.71	60.20	16.83	10.23

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/19, there were 545, 488, 430, 313, and 30 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $39,593 and $39,004, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $38,592. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $41,009, $43,175 and $43,113, respectively.

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Fund price and distribution information For the 12-month period ended 6/30/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	1		1	1	1		1	1	1
Income	$0.041		—	—	—		—	$0.209	$0.280
Capital gains
Long-term gains	13.421		$13.421	$13.421	$13.421		$13.421	13.421	13.421
Short-term gains	1.611		1.611	1.611	1.611		1.611	1.611	1.611
Total	$15.073		$15.032	$15.032	$15.032		$15.032	$15.241	$15.312
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
6/30/18	$95.86	$101.71	$75.26	$81.69	$83.22	$86.24	$92.81	$102.51	$102.50
6/30/19	92.99	98.66	68.68	76.05	78.02	80.85	89.28	100.88	100.64

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/18	0.99%	1.74%	1.74%	1.49%	1.24%	0.61%*	0.74%
Annualized expense ratio for the
six-month period ended 6/30/19†‡	1.08%	1.83%	1.83%	1.58%	1.33%	0.71%	0.83%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect current fees and the lower investor servicing fees applicable to class R6 shares.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes an increase of 0.04% from annualizing the performance fee adjustment for the six months ended 6/30/19.

12 Sustainable Leaders Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 1/1/19 to 6/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.02	$10.18	$10.18	$8.80	$7.41	$3.96	$4.63
Ending value (after expenses)	$1,248.50	$1,243.80	$1,243.90	$1,245.30	$1,246.90	$1,250.80	$1,250.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 6/30/19, use the following calculation method. To find the value of your investment on 1/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.41	$9.15	$9.15	$7.90	$6.66	$3.56	$4.16
Ending value (after expenses)	$1,019.44	$1,015.72	$1,015.72	$1,016.96	$1,018.20	$1,021.27	$1,020.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Investments in small and/or midsize companies increase the risk of greater price fluctuations. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund’s investment strategy of investing in companies that exhibit a commitment to sustainable business practices may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds that do not invest with a sustainable focus. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not

Sustainable Leaders Fund 15

sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2019, Putnam employees had approximately $478,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Sustainable Leaders Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Sustainable Leaders Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Trustees also considered that, at their April meeting, they had approved a new management contract with Putnam Management, effective August 1, 2019. The Trustees noted that the new management contract differed in substance from the existing management contract only in that the new management contract provided for a new index of securities prices for use, prospectively, in calculating performance adjustments to the fund’s base management fee.

The Independent Trustees’ approval of the continuance of your fund’s management and sub-management contracts was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described

18 Sustainable Leaders Fund

below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least October 30, 2020. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile

Sustainable Leaders Fund 19

in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for the Putnam funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing

20 Sustainable Leaders Fund

mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the Funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	1st
Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 543, 487 and 422 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam

Sustainable Leaders Fund 21

Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Sustainable Leaders Fund

Trustee approval of management contract

Consideration of a proposed new management contract

At their meeting on April 11, 2019, the Trustees of the fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of The Putnam Funds (the “Independent Trustees”), approved a new management contract with respect to your fund with Putnam Investment Management (“Putnam Management”), effective August 1, 2019. In substance, the new management contract differed from the existing management contract only in that it provided for a new index of securities prices (“performance index”) for use, prospectively, in calculating performance adjustments to the fund’s base management fee.

In considering whether to approve the new management contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s existing management contract with Putnam Management in June 2018. Because, other than differences in performance index, the effective date of the contract, and the initial term of the contract, the new management contract was identical to the fund’s existing management contract, the Trustees relied to a considerable extent on their previous approval of the continuance of the fund’s existing management contract, which is described below. The Trustees also noted that they would be considering the annual continuation of the fund’s existing management contract with Putnam Management in June 2019 and had begun receiving specified information in connection with that consideration.

In approving the change in performance index for the fund, and considering the fairness of the management fee and performance adjustment, the Trustees considered information provided by Putnam Management, including, among other things comparative data regarding characteristics of the fund, the Russell 3000 Growth Index, and the S&P 500 Index (e.g., capitalization, risk characteristics, diversification of holdings and industry/sector weightings, volatility, and returns over various periods). The Trustees also considered hypothetical examples comparing what performance adjustments would have occurred to base management fees under both the current and proposed contracts. The Trustees took into account that, for certain historical periods, the proposed performance index underperformed the current performance index, which would have resulted in higher management fees paid to Putnam Management during those periods. The Trustees also took into account Putnam Management’s view that there was no systemic reason to believe that one performance index would regularly outperform the other.

The Trustees considered Putnam Management’s belief that the S&P 500 Index is a more appropriate index for the fund because it is a balanced, diversified point of reference consistent with the fund’s goal of seeking long-term capital appreciation and the fund’s sustainability goals. The Trustees noted that the S&P 500 Index is a more common benchmark for other funds with an environmental, social and/or corporate governance focus.

The Trustees also considered that, under the plan of performance fee calculation transition, the fund’s performance history against the current performance index appropriately would remain a factor in the calculation of performance adjustments to the fund’s base management fees for a significant period of time.

After considering the factors described above relating to the proposed performance index under the proposed new management contract, and taking into account all of the factors considered as part of the approval of the continuance of the fund’s current management contract in June 2018, including the conclusions with respect to the reasonableness of the fund’s fee schedule, the Trustees, including the Independent Trustees, concluded that the proposed new management contract was in the best interests of the fund and its shareholders and approved the proposed new management contract.

General conclusions in connection with the Trustees’ previous approval of the continuance of the fund’s existing management contract

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The

Sustainable Leaders Fund 23

Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called

24 Sustainable Leaders Fund

“all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least March 21, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined

Sustainable Leaders Fund 25

basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and

26 Sustainable Leaders Fund

whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 511, 462 and 402 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Sustainable Leaders Fund 27

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

28 Sustainable Leaders Fund

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Sustainable Leaders Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Sustainable Leaders Fund (the “Fund”) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 6, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Sustainable Leaders Fund 29

The fund’s portfolio 6/30/19

COMMON STOCKS (95.8%)*	Shares	Value
Banks (3.1%)
Bank of America Corp.	2,176,200	$63,109,800
First Republic Bank	474,200	46,305,630
Webster Financial Corp.	801,000	38,263,770
		147,679,200
Beverages (1.4%)
Heineken NV (Netherlands)	589,278	65,760,485
		65,760,485
Biotechnology (1.0%)
Vertex Pharmaceuticals, Inc. †	260,400	47,752,152
		47,752,152
Building products (1.1%)
Johnson Controls International PLC	1,289,700	53,277,507
		53,277,507
Capital markets (2.5%)
BlackRock, Inc.	249,000	116,855,700
		116,855,700
Chemicals (5.9%)
Chr Hansen Holding A/S (Denmark)	532,670	50,019,848
Ecolab, Inc.	130,200	25,706,688
Linde PLC	410,900	82,508,720
Novozymes A/S Class B (Denmark)	2,624,159	122,370,005
		280,605,261
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $69) (Private)
(Germany) † ∆∆ F	52	44
New Middle East Other Assets GmbH (acquired 8/2/13, cost $29) (Private)
(Germany) † ∆∆ F	22	19
		63
Construction materials (0.9%)
Summit Materials, Inc. Class A †	2,094,675	40,322,494
		40,322,494
Consumer finance (—%)
Oportun Financial Corp. (acquired 6/23/15, cost $1,831,199) (Private) † ∆∆ F	642,526	1,458,711
		1,458,711
Containers and packaging (1.2%)
Ball Corp.	803,200	56,215,968
		56,215,968
Electric utilities (1.0%)
NextEra Energy, Inc.	227,900	46,687,594
		46,687,594
Food and staples retail (1.5%)
Walmart, Inc.	641,700	70,901,433
		70,901,433
Food products (1.1%)
McCormick & Co., Inc. (non-voting shares)	347,600	53,881,476
		53,881,476

30 Sustainable Leaders Fund

COMMON STOCKS (95.8%)* cont.	Shares	Value
Health-care equipment and supplies (8.6%)
Becton Dickinson and Co.	337,037	$84,936,694
Cooper Cos., Inc. (The)	201,100	67,748,579
Danaher Corp.	1,121,500	160,284,780
ICU Medical, Inc. †	124,735	31,421,994
Penumbra, Inc. † S	388,062	62,089,920
		406,481,967
Hotels, restaurants, and leisure (4.6%)
Chipotle Mexican Grill, Inc. †	97,700	71,602,376
Hilton Worldwide Holdings, Inc.	963,636	94,185,783
Vail Resorts, Inc.	239,500	53,451,610
		219,239,769
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $69) (Private)
(Germany) † ∆∆ F	104	89
		89
Independent power and renewable electricity producers (0.7%)
AES Corp.	2,024,100	33,923,916
		33,923,916
Industrial conglomerates (2.5%)
Honeywell International, Inc.	301,900	52,708,721
Roper Technologies, Inc.	173,500	63,546,110
		116,254,831
Insurance (1.3%)
Prudential PLC (United Kingdom)	2,892,994	63,045,081
		63,045,081
Interactive media and services (3.0%)
Alphabet, Inc. Class A †	36,900	39,955,320
Alphabet, Inc. Class C †	68,860	74,431,463
Pinterest, Inc. Class A † S	991,615	26,991,760
		141,378,543
Internet and direct marketing retail (4.4%)
Amazon.com, Inc. †	99,677	188,751,358
Etsy, Inc. †	301,400	18,496,918
Global Fashion Group SA (acquired 8/2/13, cost $3,488,697) (Private)
(Luxembourg) † ∆∆ F	82,353	379,257
		207,627,533
IT Services (9.6%)
Accenture PLC Class A	421,100	77,806,647
DXC Technology Co.	664,000	36,619,600
Fidelity National Information Services, Inc.	385,800	47,329,944
Okta, Inc. † S	767,130	94,748,226
Visa, Inc. Class A	1,125,300	195,295,815
		451,800,232
Leisure products (1.3%)
Hasbro, Inc.	574,500	60,713,160
		60,713,160
Life sciences tools and services (2.2%)
Mettler-Toledo International, Inc. †	50,600	42,504,000
Thermo Fisher Scientific, Inc.	205,900	60,468,712
		102,972,712

Sustainable Leaders Fund 31

COMMON STOCKS (95.8%)* cont.	Shares	Value
Machinery (2.0%)
Fortive Corp.	531,000	$43,287,120
Stanley Black & Decker, Inc.	368,200	53,245,402
		96,532,522
Personal products (3.0%)
Unilever NV ADR (Netherlands)	2,341,703	142,616,937
		142,616,937
Road and rail (0.7%)
Union Pacific Corp.	207,500	35,090,325
		35,090,325
Semiconductors and semiconductor equipment (5.0%)
ASML Holding NV (Netherlands) S	215,700	44,850,501
First Solar Inc. †	522,900	34,344,072
NXP Semiconductors NV	760,800	74,261,688
ON Semiconductor Corp. †	2,258,500	45,644,285
Texas Instruments, Inc.	315,000	36,149,400
		235,249,946
Software (16.8%)
Adobe, Inc. †	562,900	165,858,485
DocuSign, Inc. †	1,041,500	51,772,965
Microsoft Corp.	2,385,700	319,588,369
Salesforce.com, Inc. †	746,100	113,205,753
ServiceNow, Inc. †	326,300	89,592,191
Talend SA ADR † S	1,292,750	49,887,223
		789,904,986
Specialty retail (4.1%)
Home Depot, Inc. (The)	513,600	106,813,392
Lowe’s Cos., Inc.	522,100	52,685,111
TJX Cos., Inc. (The)	619,800	32,775,024
		192,273,527
Technology hardware, storage, and peripherals (3.5%)
Apple, Inc.	841,032	166,457,053
		166,457,053
Textiles, apparel, and luxury goods (1.8%)
adidas AG (Germany)	205,385	63,407,011
Levi Strauss & Co. Class A † S	1,036,442	21,640,909
		85,047,920
Total common stocks (cost $3,111,468,221)		$4,528,009,093

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$4,999) (Private) † ∆∆ F	1,754	$3,982
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$95,634) (Private) † ∆∆ F	30,360	76,181
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$224,601) (Private) † ∆∆ F	44,126	178,915
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$325,791) (Private) † ∆∆ F	64,006	259,521
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$182,702) (Private) † ∆∆ F	33,279	145,538

32 Sustainable Leaders Fund

CONVERTIBLE PREFERRED STOCKS (0.2%)* cont.	Shares	Value
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$551,501) (Private) † ∆∆ F	71,810	$439,319
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,546,855) (Private) † ∆∆ F	542,756	1,232,205
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,955,989) (Private) † ∆∆ F	686,312	1,558,117
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$5,967,941) (Private) † ∆∆ F	2,096,000	4,753,728
UNEXT.com, LLC $0.00 cv. pfd. (acquired 4/14/00, cost $10,451,238)
(Private) † ∆∆ F	125,000	—
Total convertible preferred stocks (cost $21,307,251)		$8,647,506

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Neuralstem, Inc. Ser. K, (acquired 4/20/17,
cost $—) ∆∆	1/9/22	$42.00	55,497	$—
Total warrants (cost $—)				$—

	Principal amount/
SHORT-TERM INVESTMENTS (7.7%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.51% [d]	Shares	154,042,280	$154,042,280
Putnam Short Term Investment Fund 2.46% L	Shares	210,401,383	210,401,383
U.S. Treasury Bills 2.105%, 8/13/19 ∆		$1,489,000	1,485,338
Total short-term investments (cost $365,928,992)			$365,929,001

TOTAL INVESTMENTS
Total investments (cost $3,498,704,464)	$4,902,585,600

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2018 through June 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $4,724,985,896.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $10,485,626, or 0.2% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,460,047 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Sustainable Leaders Fund 33

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,479,970 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/19 (aggregate face value $110,875,445)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	9/18/19	$17,876,511	$17,820,441	$(56,070)
Barclays Bank PLC
	British Pound	Sell	9/18/19	337,449	336,397	(1,052)
JPMorgan Chase Bank N.A.
	Euro	Sell	9/18/19	51,474,099	50,793,407	(680,692)
State Street Bank and Trust Co.
	Euro	Sell	9/18/19	22,660,122	22,358,247	(301,875)
UBS AG
	Euro	Sell	9/18/19	19,829,051	19,566,953	(262,098)
Unrealized appreciation						—
Unrealized (depreciation)						(1,301,787)
Total						$(1,301,787)

* The exchange currency for all contracts listed is the United States Dollar.

34 Sustainable Leaders Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$141,378,543	$—	$—
Consumer discretionary	764,522,652	—	379,346
Consumer staples	333,160,331	—	—
Financials	327,579,981	—	1,458,711
Health care	557,206,831	—	—
Industrials	301,155,185	—	63
Information technology	1,643,412,217	—	—
Materials	377,143,723	—	—
Utilities	80,611,510	—	—
Total common stocks	4,526,170,973	—	1,838,120

Convertible preferred stocks	—	—	8,647,506
Warrants	—	—	—
Short-term investments	210,401,383	155,527,618	—
Totals by level	$4,736,572,356	$155,527,618	$10,485,626

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,301,787)	$—
Totals by level	$—	$(1,301,787)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Sustainable Leaders Fund 35

Statement of assets and liabilities 6/30/19

ASSETS
Investment in securities, at value, including $151,106,680 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $3,134,260,801)	$4,538,141,937
Affiliated issuers (identified cost $364,443,663) (Notes 1 and 5)	364,443,663
Cash	10
Foreign currency (cost $15) (Note 1)	15
Dividends, interest and other receivables	3,175,748
Foreign tax reclaim	675,334
Receivable for shares of the fund sold	1,216,601
Receivable for sales of delayed delivery securities (Note 1)	3,719,650
Prepaid assets	54,765
Total assets	4,911,427,723

LIABILITIES
Payable for investments purchased	18,543,153
Payable for shares of the fund repurchased	2,923,788
Payable for compensation of Manager (Note 2)	2,341,103
Payable for custodian fees (Note 2)	80,119
Payable for investor servicing fees (Note 2)	1,190,779
Payable for Trustee compensation and expenses (Note 2)	2,087,011
Payable for administrative services (Note 2)	18,171
Payable for distribution fees (Note 2)	2,737,512
Unrealized depreciation on forward currency contracts (Note 1)	1,301,787
Collateral on securities loaned, at value (Note 1)	154,042,280
Other accrued expenses	1,176,124
Total liabilities	186,441,827

Net assets	$4,724,985,896

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,999,313,160
Total distributable earnings (Note 1)	1,725,672,736
Total — Representing net assets applicable to capital shares outstanding	$4,724,985,896

(Continued on next page)

36 Sustainable Leaders Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($4,298,011,932 divided by 46,219,359 shares)	$92.99
Offering price per class A share (100/94.25 of $92.99)*	$98.66
Net asset value and offering price per class B share ($43,671,446 divided by 635,861 shares)**	$68.68
Net asset value and offering price per class C share ($38,195,766 divided by 502,220 shares)**	$76.05
Net asset value and redemption price per class M share ($59,543,013 divided by 763,163 shares)	$78.02
Offering price per class M share (100/96.50 of $78.02)*	$80.85
Net asset value, offering price and redemption price per class R share
($8,443,212 divided by 94,573 shares)	$89.28
Net asset value, offering price and redemption price per class R6 share
($68,653,730 divided by 680,570 shares)	$100.88
Net asset value, offering price and redemption price per class Y share
($208,466,797 divided by 2,071,310 shares)	$100.64

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Sustainable Leaders Fund 37

Statement of operations Year ended 6/30/19

INVESTMENT INCOME
Dividends (net of foreign tax of $1,557,466)	$49,266,676
Interest (including interest income of $2,731,438 from investments in affiliated issuers) (Note 5)	2,767,306
Securities lending (net of expenses) (Notes 1 and 5)	849,142
Total investment income	52,883,124

EXPENSES
Compensation of Manager (Note 2)	24,974,663
Investor servicing fees (Note 2)	7,554,586
Custodian fees (Note 2)	93,667
Trustee compensation and expenses (Note 2)	208,622
Distribution fees (Note 2)	11,388,067
Administrative services (Note 2)	134,381
Other	2,004,683
Total expenses	46,358,669
Expense reduction (Note 2)	(165,630)
Net expenses	46,193,039

Net investment income	6,690,085

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	315,761,435
Foreign currency transactions (Note 1)	(92,309)
Forward currency contracts (Note 1)	11,006,494
Total net realized gain	326,675,620
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	312,468,997
Assets and liabilities in foreign currencies	(62,913)
Forward currency contracts	(2,231,503)
Total change in net unrealized appreciation	310,174,581

Net gain on investments	636,850,201

Net increase in net assets resulting from operations	$643,540,286

The accompanying notes are an integral part of these financial statements.

38 Sustainable Leaders Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 6/30/19	Year ended 6/30/18
Operations
Net investment income	$6,690,085	$1,212,657
Net realized gain on investments
and foreign currency transactions	326,675,620	696,587,562
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	310,174,581	90,131,483
Net increase in net assets resulting from operations	643,540,286	787,931,702
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,656,389)	(18,937,050)
Class M	—	(65,559)
Class R	—	(27,177)
Class R6	(120,890)	—
Class Y	(502,095)	(1,519,222)
Net realized short-term gain on investments
Class A	(65,888,230)	—
Class B	(992,612)	—
Class C	(684,579)	—
Class M	(1,053,476)	—
Class R	(141,574)	—
Class R6	(931,833)	—
Class Y	(2,888,838)	—
From net realized long-term gain on investments
Class A	(548,904,999)	(165,804,391)
Class B	(8,269,301)	(3,011,322)
Class C	(5,703,126)	(3,522,737)
Class M	(8,776,353)	(2,635,752)
Class R	(1,179,432)	(390,797)
Class R6	(7,762,958)	—
Class Y	(24,066,481)	(8,987,588)
Increase in capital from settlement payments	10,987	—
Increase (decrease) from capital share transactions (Note 4)	287,709,158	(140,985,798)
Total increase in net assets	251,737,265	442,044,309

NET ASSETS
Beginning of year	4,473,248,631	4,031,204,322
End of year (Note 1)	$4,724,985,896	$4,473,248,631

The accompanying notes are an integral part of these financial statements.

Sustainable Leaders Fund 39

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized	From		Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	return	Total	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
June 30, 2019	$95.86	.14	12.06	12.20	(.04)	(15.03)	—	(15.07)	—[g]	$92.99	15.46	$4,298,012	1.04	.16	30
June 30, 2018	83.77	.04	16.44	16.48	(.45)	(3.94)	—	(4.39)	—	95.86	20.16	4,085,165.99		.04	87
June 30, 2017	67.21	.30[e]	16.26	16.56	—	—	—	—	—	83.77	24.64	3,648,574	1.01	.40[e]	76
June 30, 2016	78.35	.05	(2.64)	(2.59)	(.39)	(8.11)	(.05)	(8.55)	—	67.21	(3.56)	3,221,906	1.03[d]	.07[d]	58
June 30, 2015	81.46	.05	6.70	6.75	(.24)	(9.62)	—	(9.86)	—	78.35	8.53	3,627,975	1.04	.06	69
Class B
June 30, 2019	$75.26	(.41)	8.86	8.45	—	(15.03)	—	(15.03)	—[g]	$68.68	14.60	$43,671	1.79	(.60)	30
June 30, 2018	66.70	(.52)	13.02	12.50	—	(3.94)	—	(3.94)	—	75.26	19.26	51,481	1.74	(.72)	87
June 30, 2017	53.91	(.21)[e]	13.00	12.79	—	—	—	—	—	66.70	23.72	57,979	1.76	(.35)[e]	76
June 30, 2016	64.63	(.39)	(2.17)	(2.56)	—	(8.11)	(.05)	(8.16)	—	53.91	(4.30)	63,183	1.78[d]	(.68)[d]	58
June 30, 2015	69.07	(.46)	5.64	5.18	—	(9.62)	—	(9.62)	—	64.63	7.73	82,571	1.79	(.69)	69
Class C
June 30, 2019	$81.69	(.45)	9.84	9.39	—	(15.03)	—	(15.03)	—[g]	$76.05	14.60	$38,196	1.79	(.59)	30
June 30, 2018	72.09	(.58)	14.12	13.54	—	(3.94)	—	(3.94)	—	81.69	19.26	34,733	1.74	(.74)	87
June 30, 2017	58.28	(.23)[e]	14.04	13.81	—	—	—	—	—	72.09	23.70	66,307	1.76	(.35)[e]	76
June 30, 2016	69.19	(.41)	(2.34)	(2.75)	—	(8.11)	(.05)	(8.16)	—	58.28	(4.29)	60,469	1.78[d]	(.68)[d]	58
June 30, 2015	73.30	(.49)	6.00	5.51	—	(9.62)	—	(9.62)	—	69.19	7.74	66,682	1.79	(.69)	69
Class M
June 30, 2019	$83.22	(.27)	10.10	9.83	—	(15.03)	—	(15.03)	—[g]	$78.02	14.89	$59,543	1.54	(.35)	30
June 30, 2018	73.29	(.37)	14.34	13.97	(.10)	(3.94)	—	(4.04)	—	83.22	19.55	55,927	1.49	(.46)	87
June 30, 2017	59.09	(.07)[e]	14.27	14.20	—	—	—	—	—	73.29	24.03	50,678	1.51	(.10)[e]	76
June 30, 2016	69.92	(.27)	(2.35)	(2.62)	(.05)	(8.11)	(.05)	(8.21)	—	59.09	(4.05)	45,684	1.53[d]	(.43)[d]	58
June 30, 2015	73.81	(.31)	6.04	5.73	—	(9.62)	—	(9.62)	—	69.92	8.00	57,797	1.54	(.44)	69
Class R
June 30, 2019	$92.81	(.08)	11.58	11.50	—	(15.03)	—	(15.03)	—[g]	$89.28	15.18	$8,443	1.29	(.10)	30
June 30, 2018	81.27	(.19)	15.94	15.75	(.27)	(3.94)	—	(4.21)	—	92.81	19.85	8,210	1.24	(.22)	87
June 30, 2017	65.36	.11[e]	15.80	15.91	—	—	—	—	—	81.27	24.34	7,930	1.26	.15[e]	76
June 30, 2016	76.43	(.12)	(2.59)	(2.71)	(.20)	(8.11)	(.05)	(8.36)	—	65.36	(3.82)	6,378	1.28[d]	(.17)[d]	58
June 30, 2015	79.65	(.15)	6.56	6.41	(.01)	(9.62)	—	(9.63)	—	76.43	8.28	8,888	1.29	(.19)	69
Class R6
June 30, 2019	$102.51	.52	13.09	13.61	(.21)	(15.03)	—	(15.24)	—[g]	$100.88	15.89	$68,654.67		.53	30
June 30, 2018†	103.52	.01	(1.02)	(1.01)	—	—	—	—	—	102.51	(.98)*	58,846	.07*	—*f	87
Class Y
June 30, 2019	$102.50	.40	13.05	13.45	(.28)	(15.03)	—	(15.31)	—[g]	$100.64	15.74	$208,467.79		.41	30
June 30, 2018	89.27	.29	17.55	17.84	(.67)	(3.94)	—	(4.61)	—	102.50	20.46	178,886.74		.30	87
June 30, 2017	71.44	.52[e]	17.31	17.83	—	—	—	—	—	89.27	24.96	199,737.76		.64[e]	76
June 30, 2016	82.75	.24	(2.80)	(2.56)	(.59)	(8.11)	(.05)	(8.75)	—	71.44	(3.32)	142,456	.78[d]	.32[d]	58
June 30, 2015	85.51	.26	7.04	7.30	(.44)	(9.62)	—	(10.06)	—	82.75	8.80	157,844.79		.30	69

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 Sustainable Leaders Fund	Sustainable Leaders Fund 41

Financial highlights cont.

Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before that date.

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to June 30, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.22	0.29%
Class B	0.18	0.30
Class C	0.19	0.29
Class M	0.19	0.29
Class R	0.21	0.28
Class Y	0.22	0.27

f Amount represents less than 0.01%.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to less than $0.01 per share outstanding on March 6, 2019.

The accompanying notes are an integral part of these financial statements.

42 Sustainable Leaders Fund

Notes to financial statements 6/30/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2018 through June 30, 2019.

Putnam Sustainable Leaders Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies that Putnam Management believes exhibit a commitment to sustainable business practices. Stocks of companies that exhibit a commitment to sustainable business practices are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management considers, among other factors, a company’s sustainable business practices (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also invest in non-U.S. companies. Sustainable investing. Putnam Management believes that companies that exhibit leadership in sustainable business practices also often exhibit more profitable, durable financial returns with lower risk profiles. Accordingly, in selecting investments, the fund focuses on companies that Putnam Management believes have a demonstrated commitment to sustainable business practices. This commitment may be reflected through environmental, social and/or corporate governance (ESG) policies, practices or outcomes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

Sustainable Leaders Fund 43

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

44 Sustainable Leaders Fund

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a

Sustainable Leaders Fund 45

decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,301,787 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,460,047 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $154,042,280 and the value of securities loaned amounted to $151,106,680.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in

46 Sustainable Leaders Fund

accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $10,929,615 to increase undistributed net investment income, $10,986 to decrease paid-in capital and $10,918,629 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,504,097,996
Unrealized depreciation	(103,730,792)
Net unrealized appreciation	1,400,367,204
Undistributed ordinary income	15,383,754
Undistributed long-term gain	284,833,136
Undistributed short-term gain	25,091,701
Cost for federal income tax purposes	$3,500,916,609

For the fiscal year ended June 30, 2018, the fund had undistributed net investment income of $1,345,215.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the benchmark indices described below each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.12% The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Effective August 1, 2019, the fund’s benchmark index is the S&P 500 Index. Before August 1, 2019, the fund’s benchmark index was the Russell 3000 Growth Index. Because the performance adjustment is based on a rolling thirty-six-month performance period, there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the Russell 3000 Growth Index for the portion of the performance period before August 1, 2019, and the performance of the S&P 500 Index for the remainder of the period.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s

Sustainable Leaders Fund 47

fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.562% of the fund’s average net assets, which included an effective base fee of 0.551% and an increase of 0.011% ($516,238) based on performance.

Putnam Management has contractually agreed, through October 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$6,949,202	Class R	14,156
Class B	79,764	Class R6	30,793
Class C	61,011	Class Y	323,440
Class M	96,220	Total	$7,554,586

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $65,364 under the expense offset arrangements and by $100,266 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,224, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

48 Sustainable Leaders Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$10,108,872
Class B	1.00%	1.00%	463,639
Class C	1.00%	1.00%	354,772
Class M	1.00%	0.75%	419,610
Class R	1.00%	0.50%	41,174
Total			$11,388,067

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $206,167 and $2,233 from the sale of class A and class M shares, respectively, and received $18,176 and $648 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $129 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,315,268,743	$1,641,201,590
U.S. government securities (Long-term)	—	—
Total	$1,315,268,743	$1,641,201,590

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Sustainable Leaders Fund 49

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 6/30/19		YEAR ENDED 6/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	1,084,952	$94,494,517	1,321,211	$121,385,348
Shares issued in connection with
reinvestment of distributions	7,329,698	580,805,189	1,982,344	174,010,027
	8,414,650	675,299,706	3,303,555	295,395,375
Shares repurchased	(4,811,342)	(432,544,222)	(4,243,991)	(388,475,885)
Net increase (decrease)	3,603,308	$242,755,484	(940,436)	$(93,080,510)

	YEAR ENDED 6/30/19		YEAR ENDED 6/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	24,306	$1,749,813	30,306	$2,248,207
Shares issued in connection with
reinvestment of distributions	155,925	9,163,732	42,668	2,953,052
	180,231	10,913,545	72,974	5,201,259
Shares repurchased	(228,393)	(15,471,400)	(258,206)	(18,572,941)
Net decrease	(48,162)	$(4,557,855)	(185,232)	$(13,371,682)

	YEAR ENDED 6/30/19		YEAR ENDED 6/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	103,818	$7,751,310	99,592	$7,873,639
Shares issued in connection with
reinvestment of distributions	94,649	6,159,738	45,654	3,429,999
	198,467	13,911,048	145,246	11,303,638
Shares repurchased	(121,412)	(8,868,178)	(639,806)	(50,340,488)
Net increase (decrease)	77,055	$5,042,870	(494,560)	$(39,036,850)

	YEAR ENDED 6/30/19		YEAR ENDED 6/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	13,046	$979,699	12,084	$956,049
Shares issued in connection with
reinvestment of distributions	144,654	9,644,094	34,609	2,644,837
	157,700	10,623,793	46,693	3,600,886
Shares repurchased	(66,534)	(5,029,283)	(66,195)	(5,273,028)
Net increase (decrease)	91,166	$5,594,510	(19,502)	$(1,672,142)

50 Sustainable Leaders Fund

	YEAR ENDED 6/30/19		YEAR ENDED 6/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	12,314	$1,106,440	13,186	$1,178,207
Shares issued in connection with
reinvestment of distributions	17,327	1,319,970	4,908	417,684
	29,641	2,426,410	18,094	1,595,891
Shares repurchased	(23,526)	(1,964,919)	(27,209)	(2,433,998)
Net increase (decrease)	6,115	$461,491	(9,115)	$(838,107)

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS) TO
	YEAR ENDED 6/30/19		6/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	64,937	$6,391,285	578,768	$61,018,858
Shares issued in connection with
reinvestment of distributions	102,771	8,815,681	—	—
	167,708	15,206,966	578,768	61,018,858
Shares repurchased	(61,197)	(5,979,730)	(4,709)	(491,492)
Net increase	106,511	$9,227,236	574,059	$60,527,366

	YEAR ENDED 6/30/19		YEAR ENDED 6/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	511,106	$50,119,143	497,185	$48,632,745
Shares issued in connection with
reinvestment of distributions	309,380	26,495,292	104,934	9,834,391
	820,486	76,614,435	602,119	58,467,136
Shares repurchased	(494,453)	(47,429,013)	(1,094,308)	(111,981,009)
Net increase (decrease)	326,033	$29,185,422	(492,189)	$(53,513,873)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/18	cost	proceeds	income	of 6/30/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$115,450,970	$1,377,000,142	$1,338,408,832	$3,239,958	$154,042,280
Putnam Short Term
Investment Fund**	183,909,276	842,123,835	815,631,728	2,731,438	210,401,383
Total Short-term
investments	$299,360,246	$2,219,123,977	$2,154,040,560	$5,971,396	$364,443,663

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Sustainable Leaders Fund 51

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$165,800,000
Warrants (number of warrants)	55,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$—	Payables	$1,301,787
Equity contracts	Investments	—	Payables	—
Total		$—		$1,301,787

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$11,006,494	$11,006,494
Total	$11,006,494	$11,006,494

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$(2,231,503)	$(2,231,503)
Equity contracts	—	—	—
Total	$—	$(2,231,503)	$(2,231,503)

52 Sustainable Leaders Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts#	$—	$—	$—	$—	$—	$—
Total Assets	$—	$—	$—	$—	$—	$—
Liabilities:
Forward currency contracts#	56,070	1,052	680,692	301,875	262,098	1,301,787
Total Liabilities	$56,070	$1,052	$680,692	$301,875	$262,098	$1,301,787
Total Financial and Derivative	$(56,070)	$(1,052)	$(680,692)	$(301,875)	$(262,098)	$(1,301,787)
Net Assets
Total collateral received	$—	$—	$(680,692)	$(301,875)	$(262,098)
(pledged)†##
Net amount	$(56,070)	$(1,052)	$—	$—	$—
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$(795,845)	$(352,047)	$(312,155)	$(1,460,047)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Sustainable Leaders Fund 53

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $317,493,444 as a capital gain dividend with respect to the taxable year ended June 30, 2019, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 84.64% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $329,797 of distributions paid as qualifying to be taxed as interest-related dividends, and $72,579,949 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

54 Sustainable Leaders Fund

Shareholder meeting results (Unaudited)

July 17, 2019 meeting

A proposal to approve a new management contract that will change your fund’s performance index was approved as follows:

Votes for	Votes against	Abstentions
22,105,099	2,592,609	1,948,077

All tabulations are rounded to the nearest whole number.

Sustainable Leaders Fund 55

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

56 Sustainable Leaders Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of June 30, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Sustainable Leaders Fund 57

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

58 Sustainable Leaders Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Diversified Income Trust
Emerging Markets Equity Fund	Floating Rate Income Fund
Equity Spectrum Fund	Global Income Trust
Focused Equity Fund	Government Money Market Fund*
Global Equity Fund	High Yield Fund
International Capital Opportunities Fund	Income Fund
International Equity Fund	Money Market Fund†
Multi-Cap Core Fund	Mortgage Opportunities Fund
Research Fund	Mortgage Securities Fund
Short Duration Bond Fund
Global Sector	Ultra Short Duration Income Fund
Global Health Care Fund
Global Technology Fund	Tax-free Income
AMT-Free Municipal Fund
Growth	Intermediate-Term Municipal Income Fund
Growth Opportunities Fund	Short-Term Municipal Income Fund
International Growth Fund	Tax Exempt Income Fund
Small Cap Growth Fund	Tax-Free High Yield Fund
Sustainable Future Fund
Sustainable Leaders Fund	State tax-free income funds‡:
California, Massachusetts, Minnesota,
Value	New Jersey, New York, Ohio, and Pennsylvania.
Convertible Securities Fund
Equity Income Fund
International Value Fund
Small Cap Value Fund

Sustainable Leaders Fund 59

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60 Sustainable Leaders Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Sustainable Leaders Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

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AN013 317387 8/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2019	$207,674	$ —	$6,293	$ —
June 30, 2018	$188,448	$ —	$6,293	$5,925

For the fiscal years ended June 30, 2019 and June 30, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $553,277 and $606,283 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2019	$ —	$546,984	$ —	$ —
June 30, 2018	$ —	$600,294	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Sustainable Leaders Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 27, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 27, 2019